UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2014

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submissions of Matters to a Vote of Security Holders

On June 27, 2014, Carter Validus Mission Critical REIT, Inc. held its 2014 annual meeting of stockholders. At the annual meeting, the stockholders voted on the following proposal:

1. To elect five directors to hold office until the 2015 annual meeting of stockholders and until their successors are duly elected and qualify. Each of the five nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Withheld	Abstentions and Broker-Non-Votes
John E. Carter	52,190,393.54	1,189,810.80	—
Mario Garcia, Jr.	52,174,094.97	1,206,109.37	—
Jonathan Kuchin	52,170,774.02	1,209,430.32	—
Randall Greene	52,160,378.40	1,219,825.94	—
Ronald Rayevich	52,083,443.83	1,296,760.51	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: June 27, 2014	By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer